UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 11, 2005

BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

One Thousand Beverly Way
Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)

     Registrant’s telephone number including area code (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     Beverly Enterprises, Inc. (“BEI”) has entered into a Settlement Agreement (the “Settlement Agreement”), dated April 11, 2005, with Appaloosa Management L.P., Formation Capital LLC, Franklin Mutual Advisers, LLC, Northbrook NBV, LLC (collectively, the “Formation Capital Consortium”) and Arnold M. Whitman under which the Formation Capital Consortium and Mr. Whitman agreed to discontinue the solicitation of proxies in connection with the Company’s April 21, 2005 Annual Meeting of Stockholders and Mr. Whitman agreed to withdraw his nominees for election to the BEI Board of Directors at that Annual Meeting. A copy of the Settlement Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. This summary description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 8.01 Other Events.

     The members of the Formation Capital Consortium have also signed a Confidentiality Agreement with BEI dated April 11, 2005 (the “Confidentiality Agreement”). The Confidentiality Agreement permits the Formation Capital Consortium and its representatives to examine confidential, nonpublic information regarding BEI for the purpose of evaluating a possible transaction with BEI pursuant to the same restrictions imposed on other bidders involved in the auction process. BEI committed in the Confidentiality Agreement to allow the Formation Capital Consortium to participate in BEI’s on-going auction process on an equitable basis with all other potential buyers of BEI. A copy of the Confidentiality Agreement is attached as Exhibit 99.1 hereto. This summary description of the Confidentiality Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Exhibit
10.1	Settlement Agreement, dated April 11, 2005, between BEI and Arnold M. Whitman, Appaloosa Management L.P., Formation Capital LLC, Franklin Mutual Advisers, LLC and Northbrook NBV, LLC.
99.1	Confidentiality Agreement among Appaloosa Management L.P., Formation Capital LLC, Franklin Mutual Advisers, LLC and Northbrook NBV, LLC on the one hand, and BEI on the other, dated April 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2005	BEVERLY ENTERPRISES, INC.

By: /s/ Pamela H. Daniels Name: Pamela H. Daniels Title: Senior Vice President, Controller and, Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Settlement Agreement, dated April 11, 2005, between BEI and Arnold M. Whitman, Appaloosa Management L.P., Formation Capital LLC, Franklin Mutual Advisers, LLC and Northbrook NBV, LLC.
99.1	Confidentiality Agreement among Appaloosa Management L.P., Formation Capital LLC, Franklin Mutual Advisers, LLC and Northbrook NBV, LLC on the one hand, and BEI on the other, dated April 11, 2005.